EXHIBIT 99.1



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                             LIBERTY HOLDING COMPANY
                              201 N. Palafox Street
                            Pensacola, Florida 32501

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS

The undersigned shareholder(s) of Liberty Holding Company (the "Company") hereby revoke(s) any proxy heretofore given and appoint(s) Martha Wilder and Conald D. Mansfield, and any one of them, as proxies, each with the full power of substitution and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of the Company owned of record by the undersigned at the close of business on _____________, 1996, at the Special Meeting of Shareholders of the Company called for and to be held at the main office of Liberty Bank, 201 N. Palafox Street, Pensacola, Florida 32501, on ______________, _____________, 1996 at _____ a.m., local time, and at any adjournment thereof, as follows:

         1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger dated April 23, 1996, as amended, and a related merger agreement (collectively, the "Plan of Merger") pursuant to which, among other things: (a) the Company would merge into Whitney Holding Corporation ("Whitney"),(b)Liberty Bank would merge into Whitney National Bank of Florida, a newly formed, wholly-owned bank subsidiary of Whitney, and
                  (c) each outstanding share of common stock of the Company would be converted into shares of Whitney common stock as determined in accordance with the terms of the Plan of Merger, all as more fully described in the accompanying Proxy Statement-Prospectus.

                  [   ] FOR       [   ] AGAINST         [   ] ABSTAIN

         2. In their discretion, to vote upon such other matters that may properly be brought before the meeting and any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE UNDERSIGNED SHAREHOLDER'S SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED IN FAVOR OF THE PLAN OF MERGER.


                                    DATED:_____________________________, 1996


                                    --------------------------------------------
                                           (Signature of Shareholder)

                                    --------------------------------------------
                                           (Signature of Joint Shareholder)



When signing as attorney, executor, administrator, tutor, trustee, curator, guardian or other fiduciary, please give full title and attach a certified copy of authority.

Please sign, date and return your proxy promptly in the enclosed postage paid envelope.



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                                  LIBERTY BANK
                              201 N. Palafox Street
                            Pensacola, Florida 32501

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                            BANK'S BOARD OF DIRECTORS

The undersigned shareholder(s) of Liberty Bank (the "Bank") hereby revoke(s) any proxy heretofore given and appoint(s) William A. Hunt and Ronald L. Bruce, and any one of them, as proxies, each with the full power of substitution and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of the Bank owned of record by the undersigned at the close of business on _____________, 1996, at the Special Meeting of Shareholders of the Bank called for and to be held at the Bank's main office, 201 N. Palafox Street, Pensacola, Florida 32501, on ______________, _____________, 1996 at
_____ a.m., local time, and at any adjournment thereof, as follows:

         1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger dated April 23, 1996, as amended, and a related merger agreement (collectively, the "Plan of Merger") pursuant to which, among other things: (a) Liberty Holding Company (the Bank's parent corporation) (the "Company") would merge into Whitney Holding Corporation ("Whitney"), (b) Liberty Bank would merge into Whitney National Bank of Florida, a newly formed, wholly-owned bank subsidiary of Whitney, and (c) each outstanding share of common stock of Liberty Bank not owned by the Company would be converted into shares of Whitney common stock as determined in accordance with the terms of the Plan of Merger, all as more fully described in the accompanying Proxy Statement-Prospectus.

                  [   ] FOR         [   ] AGAINST           [   ] ABSTAIN

         2. In their discretion, to vote upon such other matters that may properly be brought before the meeting and any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE UNDERSIGNED SHAREHOLDER'S SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED IN FAVOR OF THE PLAN OF MERGER.


                                          DATED:_________________________, 1996


                                          -------------------------------------
                                               (Signature of Shareholder)


                                          -------------------------------------
                                               (Signature of Joint Shareholder)

When signing as attorney, executor, administrator, tutor, trustee, curator, guardian or other fiduciary, please give full title and attach a certified copy of authority.

Please sign, date and return your proxy promptly in the enclosed postage paid envelope.
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